SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  March 16, 1998


                                  EXEL LIMITED
                ------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


       Cayman Islands                  1-10804                  98-0058718
(State or Other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)



Cumberland House, 1 Victoria Street, Hamilton, Bermuda                 HM 11
------------------------------------------------------------       -------------
(Address of Principal Executive Offices)                             (Zip Code)




                                 (441) 292-8515
                ------------------------------------------------
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

          EXEL Limited., a Cayman Islands corporation ("EXEL"), entered into an Agreement and Schemes of Arrangements dated as of March 16, 1998 (the "Agreement"), pursuant to which each of EXEL and Mid Ocean Limited, a Cayman Islands corporation ("Mid Ocean"), will become subsidiaries of a newly-formed Cayman Islands corporation (which will change its name to "EXEL Limited")("New EXEL") pursuant to a Scheme of Arrangements between EXEL and its shareholders (the "Parent Arrangement") and a Scheme of Arrangements between Mid Ocean and its shareholders other than EXEL (the "Company Arrangement," and together with the Parent Arrangement, the "Arrangements").

          In connection with entering into the Agreement, EXEL announced that it plans to buy back up to $500 million of the shares of its common stock or the stock of New EXEL, as applicable, before or after the consummation of the Arrangements.

          In accordance with the terms of the Agreement, (i) each Class A Ordinary Share of Mid Ocean common stock, par value $0.20 per share (the "Class A Ordinary Shares"), other than such Class A Ordinary Shares held by EXEL or any of its subsidiaries, issued and outstanding immediately prior to the effective time of the Company Arrangement shall, by virtue of the Company Arrangement and without any action on the part of the holder thereof, be transferred to New EXEL and there shall be allotted and issued to the holder thereof 1.0215 ordinary voting shares of New EXEL ("New EXEL Voting Shares") per Class A Ordinary Share so transferred (such number being defined herein as the "Exchange Ratio"), (ii) each Class B Ordinary Share of Mid Ocean common stock, par value $0.20 per share (the "Class B Ordinary Shares") and Class C Ordinary Shares of Mid Ocean common stock, par value $0.01 ("Class C Ordinary Shares")(the Class A Ordinary Shares, Class B Ordinary Shares, and Class C Ordinary Shares collectively being the "Shares") issued and outstanding immediately prior to the Company Arrangement Effective Time shall, by virtue of the Company Arrangement and without any action on the part of the holder thereof, be transferred to New EXEL and there shall be allotted and issued to the holder thereof that number of Non-Voting Common Shares, par value $0.01 per share, of New EXEL ("New EXEL Non-Voting Shares," together with the New EXEL Voting Shares, the "New EXEL Shares") equal to the Exchange Ratio, and (iii) each ordinary share, par value $0.01, of EXEL ("Parent Shares") issued and outstanding immediately prior to the Effective Time shall be, by virtue of the Parent Arrangement and without any action on the part of the holder thereof, transferred to New EXEL and there shall be allotted and issued to the holder thereof one New EXEL Voting Share per Parent Share so transferred.

          In addition, at the Effective Time, all rights with respect to Parent Shares pursuant to stock options outstanding at the Effective Time ("Parent Options") shall be canceled and replaced by rights with respect to New EXEL Voting Shares ("New EXEL Options") on the same terms as the Parent Options so canceled and replaced. At the Effective Time, all rights with respect to Shares pursuant to stock options ("Company Roll-Over Options"), whether or not then exercisable, shall be replaced by fully vested and exercisable options ("New EXEL Options") to acquire New EXEL Shares; provided that to the extent the Company Roll-Over Options that were not otherwise exercisable would become automatically exercisable upon the

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Effective Time, the Board of Directors of Mid Ocean has agreed to use reasonable efforts to obtain optionees' agreements, if required and to the extent that Mid Ocean has the unilateral legal right to obtain such result, such that each such Company Roll-Over Option shall be automatically exercisable on a pro rata basis upon the Effective Time only with respect to 50% of the New EXEL Shares subject to the New EXEL Options.

          The Arrangements are intended to constitute an exchange under Section 351(a) of the Internal Revenue Code of 1986, as amended, and to be accounted for as a purchase.

          Consummation of the Arrangements is subject to various conditions, including: (i) approval of the Agreement and the Arrangements by the shareholders of each of EXEL and Mid Ocean pursuant to the laws of the Cayman Islands; (ii) receipt of requisite regulatory and contractual approvals, including from the Grand Court of the Cayman Islands and the Corporation of Lloyd's; (iii) receipt by each of EXEL and Mid Ocean of an opinion of counsel in reasonably satisfactory form as to the tax treatment of certain aspects of the Arrangements; (iv) the registration pursuant to the Securities Act of 1933, as amended (the "Act"), of the New EXEL Shares to be issued in the Arrangements;
(v) listing of the New EXEL Shares on the New York Stock Exchange, and (vi) satisfaction of certain other conditions.

          EXEL and Mid Ocean have further agreed that they will (i) prepare and file with the Securities and Exchange Commission (the "SEC") a Joint Proxy Statement in which the substance of the Registration Statement of the New EXEL Shares shall be included and (ii) cause New EXEL to file the Registration Statement for the New EXEL Shares to be issued pursuant to the Arrangements with the SEC promptly after the conclusion of the SEC's review of the Joint Proxy Statement. After the Registration Statement is declared effective, each of EXEL and Mid Ocean have agreed to request the Court to convene a meeting of its respective shareholders for the purpose of approving the Agreement and the Arrangements.

          In connection with the Agreement, EXEL and JP Morgan Capital Corporation, a shareholder of Mid Ocean, have entered into a Support Agreement, dated as of March 16, 1998 pursuant to which, among other things, such shareholder has agreed to vote the Shares then owned by such shareholder in favor of the Arrangements and the Agreement.

          Each of the preceding descriptions of the Agreement and the Support Agreement is qualified in its entirety by reference to the copies of the Agreement and the Support Agreement included as Exhibits 2.1 and 2.2 hereto, respectively, and which are hereby incorporated herein by reference.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

Exhibit   Description

2.1 Agreement and Schemes of Arrangement, dated as of March 16, 1998, by and among EXEL Limited, EXEL Merger Co. Ltd., and Mid Ocean Limited.

2.2 Support Agreement, dated as of March 16, 1998, by and among EXEL Limited, EXEL Merger Co. Ltd., and JP Morgan Capital Corporation.

99.1 Text of joint press release, dated March 16, 1998, issued by EXEL Limited and Mid Ocean Limited.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 17, 1998

                                  EXEL LIMITED

                                  By:  /s/ Paul S. Giordano
                                       Paul S. Giordano
                                       Secretary and General Counsel


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                                  EXHIBIT INDEX

Exhibit   Description

2.1 Agreement and Schemes of Arrangement, dated as of March 16, 1998, by and among EXEL Limited, EXEL Merger Co. Ltd., and Mid Ocean Limited.

2.2 Support Agreement, dated as of March 16, 1998, by and among EXEL Limited, EXEL Merger Co. Ltd., and JP Morgan Capital Corporation.

99.1 Text of joint press release, dated March 16, 1998, issued by EXEL Limited and Mid Ocean Limited.














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